                                                    CERTIFICATION PURSUANT TO                                Exhibit 32
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mine Clearing Corp. (the “Company”) on Form 10-K for the period ending August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Olson, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry Olson

Larry Olson
Principal Executive Officer
December 3, 2009

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mine Clearing Corp. (the “Company”) on Form 10-K for the period ending August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Olson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry Olson

Larry Olson
Principal Financial Officer
December 3, 2009